UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2017

UCP, INC.

(Casa Acquisition Corp. as successor by merger to UCP, Inc.)

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-36001	90-0978085
(Commission File Number)	(I.R.S. Employer Identification Number)

99 Almaden Boulevard Suite 400 San Jose, California	95113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 207-9499

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933, as amended, or Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.02.	Termination of a Material Definitive Agreement

In connection with the consummation of the Merger (as defined below), UCP, Inc., a Delaware corporation (the “Company”), UCP, LLC, a Delaware limited liability company and subsidiary of the Company (“UCP LLC”), and PICO Holdings, Inc., a California corporation and the Company’s majority stockholder (“PICO”), terminated the following agreements, in each case effective as of the Effective Time (as defined below): (i) the Exchange Agreement, dated as of July 23, 2013, by and among the Company, UCP LLC, and PICO, (ii) the Tax Receivable Agreement, dated as of July 23, 2013, by and among the Company, UCP LLC, and PICO, (iii) the Transition Services Agreement, dated as of July 23, 2013, by and between PICO and the Company, and (iv) the Registration Rights Agreement, dated July 23, 2013, by and between the Company and PICO. The termination of the foregoing agreements occurred pursuant to and in accordance with the terms of the previously announced voting support and transfer restriction agreement, dated April 10, 2017 (the “Voting Agreement”), by and among Century Communities, Inc., a Delaware corporation (“Century Communities”), Casa Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Century Communities (“Merger Sub”), PICO, for the limited purposes set forth therein, the Company, and, for the limited purposes set forth therein, UCP, LLC. A copy of the Voting Agreement has been previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K (as filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 11, 2017 (File No. 1-36001)) and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Closing of Merger with Century Communities

On August 4, 2017 (the “Closing Date”), Century Communities and the Company consummated the transactions contemplated by that certain Agreement and Plan of Merger, dated April 10, 2017 (as it may be amended from time to time, the “Merger Agreement”), by and among Century Communities, Merger Sub, and the Company, pursuant to which the Company merged with and into Merger Sub (the “Merger”), at which time the separate corporate existence of the Company ended, and Merger Sub survived the Merger as the surviving corporation. As a result of the Merger, Merger Sub, along with the legacy businesses of the Company and its subsidiaries, became direct and indirect wholly-owned subsidiaries of Century Communities.

Pursuant to the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Class A Common Stock, par value $0.01 per share, of the Company (the “UCP Class A Common Stock”) issued and outstanding immediately prior to the Effective Time, except for shares of UCP Class A Common Stock as to which the holders thereof have demanded appraisal in accordance with Section 262 of the General Corporation Law of the State of Delaware and have not effectively withdrawn or lost their rights to appraisal, was converted into the right to receive (i) $5.32 in cash, without any interest thereon, and (ii) 0.2309 of a duly authorized, fully paid and non-assessable share of common stock, par value $0.01 per share, of Century Communities (“Century Communities Common Stock”). No fractional shares were issued in the Merger, and cash was paid in lieu thereof. Based on the closing price of Century Communities Common Stock on August 3, 2017, the aggregate value of the merger consideration received by Company stockholders was approximately $207 million. The aggregate value of the Merger was approximately $356 million, including the payment of approximately $149 million of existing Company indebtedness.

A copy of the Merger Agreement has been previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K (as filed with the SEC on April 11, 2017 (File No. 1-36001)) and is incorporated herein by reference. The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the consummation of the Merger, on August 4, 2017, the Company requested that the New York Stock Exchange (the “NYSE”) file a notification on Form 25 with the SEC to request the removal of shares of UCP Class A Common Stock from listing on the NYSE. The NYSE has filed a notification of removal from listing on Form 25 with the SEC with respect to the UCP Class A Common Stock.

Item 3.03.	Material Modification to Rights of Security Holders

The information set forth above in Items 2.01 and 3.01 and below in Item 5.01 is incorporated by reference in this Item 3.03. A summary comparison of the rights of holders of UCP Class A Common Stock as compared to the rights of holders of Century Communities Common Stock is contained under the caption “Comparison of Stockholder Rights” beginning on page 138 of the Company’s definitive proxy statement filed with the SEC on Schedule 14A on July 3, 2017 (File No. 1-36001), and is incorporated by reference herein.

Item 5.01.	Changes in Control of Registrant.

The information set forth above in Item 2.01 is incorporated by reference in this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As of the Effective Time, all directors and officers of the Company ceased serving in such capacities.

Item 8.01.	Other Events

In connection with the consummation of the Merger, the Company has deposited funds to irrevocably redeem $75,000,000 aggregate principal amount of its 8.5% Senior Notes due 2017 (the “Notes”), in accordance with the terms of the indenture, dated as of October 21, 2014 (the “Indenture”), among the Company, the subsidiary guarantors party thereto, and Wilmington Trust, National Association, as trustee. In connection with the redemption of the Notes, the obligations of the Company under the Indenture have been satisfied and discharged. The redemption of the Notes is scheduled to occur on August 7, 2017.

(d)	Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated April 10, 2017, by and among Century Communities, Inc., Casa Acquisition Corp., and UCP, Inc. (incorporated by reference to Exhibit 2.1 to UCP, Inc.’s Current Report on Form 8-K, filed with the SEC on April 11, 2017 (File No. 1-36001)).*

10.1	Voting Support and Transfer Restriction Agreement, dated April 10, 2017, by and among Century Communities, Inc., PICO Holdings, Inc., UCP, Inc. and UCP, LLC (incorporated by reference to Exhibit 10.1 to UCP, Inc.’s Current Report on Form 8-K, filed with the SEC on April 11, 2017 (File No. 1-36001)).

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Casa Acquisition Corp., as successor by merger to the registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2017

Casa Acquisition Corp.
as successor by merger with UPC, Inc.

By:	/s/ Dale Francescon
Name:	Dale Francescon
Title:	President

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated April 10, 2017, by and among Century Communities, Inc., Casa Acquisition Corp., and UCP, Inc. (incorporated by reference to Exhibit 2.1 to UCP, Inc.’s Current Report on Form 8-K, filed with the SEC on April 11, 2017 (File No. 1-36001)).*

10.1	Voting Support and Transfer Restriction Agreement, dated April 10, 2017, by and among Century Communities, Inc., PICO Holdings, Inc., UCP, Inc. and UCP, LLC (incorporated by reference to Exhibit 10.1 to UCP, Inc.’s Current Report on Form 8-K, filed with the SEC on April 11, 2017 (File No. 1-36001)).

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.